UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 03, 2025 indie Semiconductor, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40481	88-1735159
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

32 Journey
Aliso Viejo, California		92656
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 608-0854

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	INDI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

The information set forth in Exhibit 99.1 of this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information set forth in Exhibit 99.1 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On November 6, 2025, indie Semiconductor, Inc. (“indie” or the "Company") issued a press release announcing its financial results for the third quarter ended September 30, 2025. A copy of the press release is attached as Exhibit 99.1.

A conference call with simultaneous webcast to discuss the financial results for the third quarter ended September 30, 2025 will be held today, November 6, 2025 at 5:00 p.m. Eastern Time. After the live webcast of the conference call, an audio replay will remain available until November 20, 2025 in the Investor Relations section of indie's website at www.indiesemi.com.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 3, 2025, the Board of Directors (the “Board”) of the Company appointed Naixi Wu to serve as Chief Financial Officer, principal financial officer and principal accounting officer of the Company, effective November 6, 2025.

Ms. Wu, 41, has served as the Company’s Chief Accounting Officer since April 2025, leading indie’s accounting and finance operations and overseeing financial reporting. She joined indie in May 2021 as Director, SEC Reporting and served in that position until November 2021 when she assumed the role of Vice President, Accounting from November 2021 to September 2023. From September 2023 to April 2025, she served as Senior Vice President, Accounting. Prior to joining indie, from September 2017 to May 2021, Ms. Wu held senior accounting roles with increasing responsibility at CalAmp Corp., a company specializing in asset tracking services for various markets. Prior to CalAmp Corp., Ms. Wu operated as Senior Manager of Financial Reporting at Westfield and Director of Financial Reporting at RealD. She began her career in PricewaterhouseCoopers LLP’s Assurance Practice, where she held a series of roles with increasing responsibility.

Ms. Wu holds a Bachelor of Arts in business economics with an emphasis on accounting from the University of California, Santa Barbara.

Ms. Wu has no family relationships that would require disclosure under Item 401(d) of Regulation S-K in this Current Report on Form 8-K, and there is no arrangement or understanding between Ms. Wu and any other person, pursuant to which Ms. Wu is to be selected as an officer of the Company that would require disclosure under Item 401(b) of Regulation S-K. Ms. Wu neither is a party to, nor does she have any direct or indirect material interest in, any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K in this Current Report on Form 8-K.

In connection with Ms. Wu’s appointment, on November 6, 2025, the Company entered into an employment agreement with Ms. Wu (the “Employment Agreement”). The Employment Agreement provides: (i) an annual base salary of $335,000, effective as of November 6, 2025, (ii) a target bonus equal to 70% of Ms. Wu’s annual base salary, and (iii) an equity grant of time-based restricted stock units (“RSUs”) of 200,000 shares of the Company’s Class A common stock pursuant to the Company’s 2021 Omnibus Equity Incentive Plan. The RSUs will vest over three (3) years, vesting in equal installments on the anniversary of the date of grant.

Pursuant to the terms of the Employment Agreement, if indie terminates Ms. Wu’s employment at any time (A) other than for Cause or (B) due to a Disability (as such term is defined in the Employment Agreement), or if Ms. Wu voluntarily terminates her employment for Good Reason, then, subject to Ms. Wu executing a release of claims in favor of indie, she will be entitled to: (a) lump sum payment equal to a 12 months base salary and target bonus, together with any base salary accrued through the termination date; (b) at her election, a lump sum payment equal to the value of 12 months of COBRA coverage or direct payment of premiums for health care continuation coverage under the applicable provisions of COBRA (the “COBRA Benefit”); and (c) six (6) months of accelerated vesting of all equity awards received from the Company prior to such termination of employment (with the vesting for awards subject to performance-based vesting based on the target performance level).

Notwithstanding the foregoing, if any such termination occurs within the period commencing 90 days before, or two years following, the consummation of a Change of Control (as such term is defined in the Employment Agreement), then, in lieu of the benefits described above, Ms. Wu will be entitled to: (a) a lump sum payment equal to a sum of 18 months base salary and target bonus, together with any base salary accrued through the termination date; (b) the COBRA Benefit for 18 months; (c) 100% accelerated vesting of all equity awards received from indie prior to such termination of employment (with the vesting for awards subject to performance-based vesting to be at the greater of target or the level earned based on actual performance); and (d) a pro-rata portion of any annual bonus earned based on actual performance for the year of termination of employment. Additionally, if Ms. Wu is then serving on the Board, she will be required to tender her resignation as a member of the Board if so requested.

The description of the arrangements under Ms. Wu’s Employment Agreement contained in this report does not purport to be complete and is qualified in its entirety by reference to the copy of the form of Employment Agreement, which has been previously filed as Exhibit 10.18 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and is hereby incorporated into this report by reference.

Item 7.01 Regulation FD Disclosure.

A copy of the Company's press release announcing the employment of Ms. Wu is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release of the Registrant dated November 6, 2025 announcing its results of operations for the third quarter ended September 30, 2025
99.2	Press release of the Registrant dated November 6, 2025 announcing Ms. Wu's appointment as Chief Financial Officer
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDIE SEMICONDUCTOR, INC.

November 6, 2025	By:	/s/ Donald McClymont
		Name:	Donald McClymont
		Title:	Chief Executive Officer
(Principal Executive Officer)